UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(904) 783-5000

Unchanged
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 20, 2004, Winn-Dixie Stores, Inc. issued a press release providing financial results for the first quarter of its 2005 fiscal year, which ended September 22, 2004.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

99.1	Press release dated October 20, 2004, providing financial results for the first quarter of its 2005 fiscal year, which ended September 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2004	Winn-Dixie Stores, Inc.

	By:	/s/ FRANK LAZARAN
Frank Lazaran
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated October 20, 2004, providing financial results for the first quarter of its 2005 fiscal year, which ended September 22, 2004. .